Inventories	12 Months Ended
Dec. 31, 2022
Inventories.
Inventories

16. Inventories

EURm	2022	2021
Raw materials and semi-finished goods	1 075	673
Finished goods	1 375	1 039
Contract work in progress(1)	815	680
Total	3 265	2 392

(1)  Contract work in progress comprises costs incurred to date for customer contracts where the contractual performance obligations are not yet satisfied. Contract work in progress will be recognized as cost of sales when the corresponding revenue is recognized.

The cost of inventories recognized as an expense during the year and included in cost of sales is EUR 8 623 million (EUR 6 427 million in 2021 and EUR 6 115 million in 2020).

The cost of inventories recognized as an expense includes EUR 267 million (EUR 203 million in 2021 and EUR 230 million in 2020) in respect of write-downs of inventory to net realizable value, and has been reduced by EUR 98 million (EUR 112 million in 2021 and EUR 98 million in 2020) in respect of the reversal of such write-downs. Previous write-downs have been reversed primarily as a result of changes in estimated customer demand.